HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042         HV-5795 – PremierSolutions Standard (Series A)

333-72042         HV-6775 – PremierSolutions Cornerstone (Series II)

333-151805      HV-6776 – Premier InnovationsSM

Supplement dated November 22, 2017 to your Prospectus

1.            SHARE CLASS CHANGE

Columbia Diversified Equity Income Fund – Class R4

Columbia Select Smaller-Cap Value Fund – Class R4

Columbia Small/Mid Cap Value Fund – Class R4

Effective November 1, 2017, the following shares were renamed in your Prospectus:

Former Share Class	New Share Class

Columbia Diversified Equity Income Fund – Class R4	Columbia Diversified Equity Income Fund – Class ADV
Columbia Select Smaller-Cap Value Fund – Class R4	Columbia Select Smaller-Cap Value Fund – Class ADV
Columbia Small/Mid Cap Value Fund – Class R4	Columbia Small/Mid Cap Value Fund – Class ADV

As a result of the change, all references to the Former Share Classes in your Prospectus is deleted and replaced with the New Share Classes.

2.            FUND NAME CHANGE

AB International Growth Fund – Class A

Effective on or about January 8, 2018, the AB International Growth Fund will be re-named the AB Sustainable International Thematic Fund.

As a result of the change, all references to AB International Growth Fund in your Prospectus are deleted and replaced with AB Sustainable International Thematic Fund.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.